UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 6, 2016
Date of report (Date of earliest event reported)

SUPPORT.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Dr., Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.          Costs Associated with Exit or Disposal Activities.

On December 6, 2016, Support.com, Inc. adopted a cost reduction plan intended to reduce cash burn.  The plan involves a reduction in total company headcount by 43. The headcount reductions have been substantially completed as of December 6, 2016 with certain reductions under the plan to be effective by the end of the fourth fiscal quarter of 2016, and the full impact of these actions will be reflected in our financial statements by the first fiscal quarter of 2017.

We expect to record a pre-tax expense reduction charge totaling approximately $706,000, comprised of workforce severance and related termination expenses, all of which we expect will result in cash expenditures.

This Item 2.05 contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including, without limitation, statements involving the potential reduction of our cash burn, and the estimated amount, nature and timing of expenses to be incurred in connection with the cost reduction plan); the precise actions to be undertaken in connection with the cost reduction plan; and the timing with which the results of such actions will be reflected in our financial statements. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to execute the cost reduction program involving the planned actions on the expected schedule; our ability to achieve the cost savings expected in connection with the cost reduction plan; the ultimate effect of any such cost reductions on our financial results, particularly in light of other factors, both expected and unexpected, that may affect such results; our ability to manage the effects of the cost reduction plan on our workforce and other operations; and our ability to control expenses and achieve desired margins. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to our latest Annual Report on Form 10-K and our latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2016

SUPPORT.COM, INC.

By:	/s/ Michelle Johnson
Name:	Michelle Johnson
Title:	VP, General Counsel & Secretary